DELAWARE VIP TRUST

Macquarie VIP Growth and Income Series
(the “Series”)

Supplement to the Series’ Statutory Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2024, as amended

Effective immediately, the following replaces the information in the section of the Series’ statutory prospectus entitled “Series summaries – Macquarie VIP Growth and Income Series – Who manages the Series? – Investment manager – Sub-advisor”:

Macquarie Investment Management Global Limited serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series’ portfolio.

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Benjamin Leung, CFA	Managing Director, Head of Systematic Investments, Portfolio Manager	January 2021
Samir Vanza	Senior Vice President, Head of Quantitative Research, Portfolio Manager	August 2024

Effective immediately, the following replaces the section of the Series’ statutory prospectus entitled “Who manages the Series – Portfolio managers – Macquarie VIP Growth and Income Series”:

Benjamin Leung and Samir Vanza have primary responsibility for making day-to-day investment decisions for the Series.

Benjamin Leung
Managing Director, Head of Systematic Investments, Portfolio Manager
•	Joined Macquarie in 2001
•	Based in Sydney

Ben is the Head of the Macquarie Systematic Investments Team, a role he assumed in August 2024, after serving as Co-Head since August 2014. He is responsible for the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. Prior to November 2023, Ben was also the Head of Research, responsible for setting the research agenda to drive the ongoing evolution of investment techniques and technology. During his tenure with the firm, he has held roles in software development, quantitative research, and portfolio management for a range of Australian, Developed, and Emerging Markets Equity strategies. He earned a Bachelor of Engineering (Honours) in software engineering (First Class) and a Master of Commerce in Finance from the University of New South Wales. He holds the Chartered Financial Analyst® designation and he is a member of the CFA Institute.

Samir Vanza
Senior Vice President, Head of Quantitative Research, Portfolio Manager
•	Joined Macquarie in 2014
•	Based in Sydney

Samir is Head of Quantitative Research for the Macquarie Systematic Investments (MSI) Team, a role he assumed in November 2023. In this capacity, Samir is responsible for setting the research agenda of the MSI Team as well as overseeing the development and maintenance of existing systematic models for the MSI Team’s global equity portfolios. Prior to November 2023, he was a Senior Quantitative Analyst on the MSI Team. Before joining Macquarie, Samir worked as an Investment Analyst within the Asset Management team at Insurance Australia Group. In this role, he developed quantitative-based trading models and was involved in the monitoring and construction of investment portfolios. Samir completed his Bachelor of Business (Honours) at the University of Technology Sydney and completed a Post Graduate Diploma in Applied Statistics from Macquarie University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Effective immediately, all references to Scot Thompson in the SAI are removed and the following information as of June 30, 2024 is added to the section of the Series’ SAI entitled “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Samir Vanza
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Effective immediately, the eighth paragraph of the section of the Fund’s SAI entitled “Portfolio Managers – Compensation Structure” is deleted in its entirety and replaced with:

Bonus – Leung, Vanza. Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.  Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a series or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2024.